UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-04450

__Franklin Templeton Global Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: _650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: _10/31/14

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
October 31, 2014

Templeton Hard Currency Fund

Formerly, Franklin Templeton Hard Currency Fund

A SERIES OF FRANKLIN TEMPLETON GLOBAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Templeton Hard Currency Fund	3
Performance Summary	6
Your Fund’s Expenses	9
Financial Highlights and
Statement of Investments	10
Financial Statements	14
Notes to Financial Statements	17
Report of Independent Registered
Public Accounting Firm	26
Board Members and Officers	27
Shareholder Information	32

franklintempleton.com

Annual Report

Templeton Hard Currency Fund

(formerly, Franklin Templeton Hard Currency Fund)

This annual report for Templeton Hard Currency Fund covers the fiscal year ended October 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks to protect against depreciation of the U.S. dollar relative to other currencies. The Fund seeks to achieve its goal by investing at least 80% of its net assets in investments denominated in hard currencies (as defined in the prospectus). The Fund normally invests mainly in high-quality short-term money market instruments and currency forward contracts denominated in foreign hard currencies. The Fund focuses on countries and markets that historically have experienced low inflation rates and that, in the investment manager’s view, follow economic policies conducive to continued low inflation rates and currency appreciation versus the U.S. dollar over the long term.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Performance Overview

The Fund’s Class A shares had a -4.68% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the J.P. Morgan (JPM) 3 Month Global Cash Index, which tracks total returns of short-term euro-currency deposits, had a -6.99% total return for the same period.1 The Fund typically does not attempt to directly match the composition of the index; thus the results are not directly comparable. The U.S. dollar appreciated 8.38% relative to its major trading partners during the period.2 In particular, the dollar gained 8.51% versus the euro, while it rose 14.26% versus the Japanese yen.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

Global financial market volatility was elevated at the beginning of the period, as the U.S. federal government partially shut down and the U.S. Treasury approached its debt ceiling. Market volatility quickly subsided with the end of the shutdown. Fears of a reduction in stimulative government policy led to periods of risk aversion; credit spreads widened and assets perceived as risky sold off. However, these periods of risk aversion intermittently reversed course with periods of healthy risk appetites when spreads narrowed and investors again favored risk assets. Against this backdrop, extensive liquidity creation continued, in particular from the Bank of Japan’s (BOJ’s) commitment to increase inflation, as well as from the European Central Bank’s (ECB’s) interest rate cuts. Economic data among the largest economies appeared better than some of the predictions of a severe global economic slowdown.

In the U.S., the Federal Reserve Board (Fed) said that the size of its quantitative easing program would begin to be reduced in 2014. Pessimism about this policy contributed to bearishness in emerging markets as market participants became concerned about potentially diminishing global liquidity. Global financial market volatility increased at the outset of 2014 amid concerns that economic growth was slowing, particularly in emerging markets. However, market volatility eventually began to subside and risk assets in a number of emerging markets rebounded.

1. Source: J.P. Morgan.
The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: Federal Reserve H.10 Report.
3. Source: FactSet.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 12.

franklintempleton.com

Annual Report

| 3

TEMPLETON HARD CURRENCY FUND

Despite concerns surrounding Fed tapering, we did not believe that there was a strong risk of a global liquidity problem, given the BOJ’s massive amount of quantitative easing. In our assessment, the BOJ’s quantitative easing program has more than enough potential to offset the impact of the Fed’s reduced buying. If it continues on its recent path, we believe the BOJ would be on pace to add more liquidity than the Fed removes through tapering.

Also on investors’ minds during the period was the decline in China’s growth rate. Despite negative headline news and skeptical investor attitudes, we did not believe that China faced a “hard landing” scenario. Economic data during the period revealed issues with overinvestment in certain sectors, decreasing industrial production and rising nonperforming loans in the banking sector, but we believed that these numbers did not reflect the full picture. In fact, the recent deceleration was a welcome and healthy dynamic, in our view. Although the rate of China’s growth has declined, we believe recent reforms have improved its quality.

During much of the second half of the period, global financial markets appeared more broadly influenced by the pickup in growth in the U.S. and economic stabilization in China, in our assessment, than by escalating geopolitical tensions. We continued to see differentiations among specific emerging market economies; some have had healthy current account and fiscal balances, with large international reserves, while others have struggled with deficits and economic imbalances. We continued to believe that economies with healthier balances and stronger growth prospects should continue to see currency appreciation over the long term while those with imbalances are more likely to face currency weakness and economic strains.

Investment Strategy

In making investments in foreign hard currencies, we focus on countries and markets that historically have experienced low inflation rates and, in our opinion, follow economic policies favorable to continued low inflation rates and currency appreciation against the U.S. dollar over the long term. We may invest substantially in a combination of U.S. dollar-denominated securities and currency forward contracts or currency futures contracts.

What is a currency futures contract?

A currency futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell a currency at a specific price on a future date.

Currency Breakdown*
10/31/14
% of Total
Net Assets
Asia Pacific	67.3%
South Korean Won	32.8%
Singapore Dollar	24.3%
Malaysian Ringgit	7.4%
Australian Dollar	2.8%
Americas	29.8%
Canadian Dollar	22.0%
Mexican Peso	9.5%
Chilean Peso	1.5%
U.S. Dollar	-3.2%
Europe	2.9%
Swedish Krona	2.9%

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

Manager’s Discussion

The U.S. dollar broadly appreciated against most currencies during the period as U.S. economic growth strengthened. The Fund remained positioned in select emerging market currencies that we believe have the potential to outperform other currencies over the long term.

Europe

In Europe, growth remained low with a persistent lack of inflation. The ECB continued to expand its highly accommodative monetary policies, and the euro depreciated 7.84% against the U.S. dollar during the period.3 The Fund’s lack of exposure to the euro was the most significant contributor to performance relative to the benchmark index. The Fund’s exposure to other European currencies had a largely neutral effect on absolute and relative performance. The Swedish krona depreciated 12.56% against the U.S. dollar during the period, while the Polish zloty declined 8.50%.3

Asia Pacific

The Fund’s exposure to Asian currencies other than the Japanese yen had a largely neutral effect on absolute and relative performance. Growth in China moderated but remained at a reasonable annual pace given the nominal size of the country’s economy. Quantitative easing from the BOJ continued to

4 | Annual Report

franklintempleton.com

TEMPLETON HARD CURRENCY FUND

provide liquidity to the Japanese economy as well as to neighboring and global emerging market economies. The Japanese yen depreciated 12.48% against the U.S. dollar, and the Fund’s lack of exposure to the yen contributed to relative performance during the period.3 Elsewhere in Asia, the South Korean won depreciated 0.75%, the Singapore dollar shed 3.51%, the Malaysian ringgit fell 4.06%, and the Australian dollar declined 7.18% against the U.S. dollar.3

Americas

Currency positioning in the Americas detracted from absolute and relative performance during the period. The Canadian dollar depreciated 7.50%, the Chilean peso fell 11.43%, and the Mexican peso declined 3.59% against the U.S. dollar.3 Mexico continued to benefit from strong manufacturing exports largely associated with rebounding U.S. economic activity.

Thank you for your continued participation in Templeton Hard Currency Fund. We look forward to serving your future investment needs.

Please note that although the Fund’s Statement of Investments on page 12 of this report indicates the Fund held 49.2% of its total investments in U.S. dollar-denominated assets as of October 31, 2014, its net exposure to the U.S. dollar as of that date was -3.2%. The difference is explained by the Fund’s holdings of currency forward contracts (please see Statement of Investments on pages 12 and 13 of this report) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar-denominated instruments with “long” currency forward contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are an appropriate strategy when the money market for a particular foreign currency is small or relatively illiquid.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	|	5

TEMPLETON HARD CURRENCY FUND

Performance Summary as of October 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)					10/31/14		10/31/13		Change
A (ICPHX)					$8.97		$9.41	-$	0.44
Advisor (ICHHX)					$9.05		$9.45[1]	-$	0.40

Performance[2]
Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges.

									Total Annual Operating Expenses[7]
		Cumulative		Average Annual	Value of		Average Annual
Share Class		Total Return[3]		Total Return[4]	$10,000 Investment[5]		Total Return (9/30/14)[6]		(with waiver)	(without waiver)
A									1.13%	1.18%
1-Year		-4.68%		-6.85%	$9,315		-5.53%
5-Year	+	3.38%	+	0.21%	$10,106	+	0.31%
10-Year	+	30.98%	+	2.50%	$12,799	+	2.87%
Advisor									0.85%	0.90%
1-Year		-4.33%[1]		-4.33%[1]	$9,567		-3.08%
5-Year	+	4.86%	+	0.95%	$10,486	+	1.05%
10-Year	+	34.91%	+	3.04%	$13,491	+	3.41%

				30-Day Standardized Yield[8]
Share Class				(with waiver) (without waiver)
A				0.80%	-0.83%
Advisor				-0.53%	-0.57%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

6 | Annual Report

franklintempleton.com

TEMPLETON HARD CURRENCY FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

franklintempleton.com

Annual Report

| 7

TEMPLETON HARD CURRENCY FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including economic instability and political developments. The Fund’s assets are largely invested in foreign currencies and therefore involve the potential for significant gain or loss from currency exchange rate fluctuations. The Fund does not seek to maintain a stable net asset value and should not be considered a substitute for a U.S. dollar money market fund.
The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Price and total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at
10/31/13 for financial reporting, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values may differ from the adjusted net asset values and total returns reported in the Financial Highlights.
2. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. The 30-day standardized yield for the 30 days ended 10/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: J.P. Morgan. The JPM 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality.
See www.franklintempletondatasources.com for additional data provider information.

8 | Annual Report

franklintempleton.com

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

TEMPLETON HARD CURRENCY FUND

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/14	Value 10/31/14	Period* 5/1/14–10/31/14
A
Actual	$1,000	$967.60	$5.31
Hypothetical (5% return before expenses)	$1,000	$1,019.81	$5.45
Advisor
Actual	$1,000	$970.00	$3.97
Hypothetical (5% return before expenses)	$1,000	$1,021.17	$4.08

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.07% and
Advisor: 0.80%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

franklintempleton.com

Annual Report

| 9

FRANKLIN TEMPLETON GLOBAL TRUST

Financial Highlights
Templeton Hard Currency Fund
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.41	$9.54	$9.98	$10.21	$9.61
Income from investment operations[a]:
Net investment income (loss)[b]	(0.07)	(0.06)	(0.02)	(—)[c]	0.01
Net realized and unrealized gains (losses)	(0.37)	(0.07)	(0.01)	0.34	0.59
Total from investment operations	(0.44)	(0.13)	(0.03)	0.34	0.60
Less distributions from net investment income and net realized
foreign currency gains	—	(—)[c]	(0.41)	(0.57)	—
Net asset value, end of year	$8.97	$9.41	$9.54	$9.98	$10.21

Total return[d]	(4.68)%	(1.36)%	(0.13)%	3.62%	6.24%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reduction	1.15%	1.07%	1.06%	1.05%	1.07%
Expenses net of waiver and payments by affiliate and expense
reduction	1.11%	1.07%[e]	1.06%	1.05%	1.07%[e]
Net investment income (loss)	(0.73)%	(0.61)%	(0.17)%	(0.03)%	0.07%

Supplemental data
Net assets, end of year (000’s)	$173,792	$265,152	$376,926	$463,128	$279,445

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

10 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		FRANKLIN TEMPLETON GLOBAL TRUST
			FINANCIAL HIGHLIGHTS

Templeton Hard Currency Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.47	$9.56	$10.01	$10.28	$9.65
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)	(0.03)	0.01	0.03	0.04
Net realized and unrealized gains (losses)	(0.38)	(0.06)	(0.02)	0.35	0.59
Total from investment operations	(0.42)	(0.09)	(0.01)	0.38	0.63
Less distributions from net investment income and net realized
foreign currency gains	—	(—)[c]	(0.44)	(0.65)	—
Net asset value, end of year	$9.05	$9.47	$9.56	$10.01	$10.28

Total return	(4.44)%	(0.94)%	0.08%	4.00%	6.52%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reduction	0.87%	0.79%	0.78%	0.75%	0.76%
Expenses net of waiver and payments by affiliate and expense
reduction	0.83%	0.79%[d]	0.78%	0.75%	0.76%[d]
Net investment income (loss)	(0.45)%	(0.33)%	0.11%	0.27%	0.38%

Supplemental data
Net assets, end of year (000’s)	$59,660	$104,673	$150,025	$236,712	$70,992

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 11

FRANKLIN TEMPLETON GLOBAL TRUST

Statement of Investments, October 31, 2014

Templeton Hard Currency Fund
	Principal
	Amount		Value
Foreign Government and Agency Securities 42.9%
[a]Canada Treasury Bills,
11/06/14	22,280,000	CAD	$19,769,753
12/04/14	1,940,000	CAD	1,720,295
4/23/15	28,765,000	CAD	25,417,177
Government of Australia, senior bond, 6.25%, 4/15/15	6,750,000	AUD	6,042,481
Government of Canada, 1.50%, 8/01/15	4,550,000	CAD	4,053,167
[a]Monetary Authority of Singapore Treasury Bills,
11/14/14	7,210,000	SGD	5,611,706
11/25/14	40,590,000	SGD	31,589,301
1/02/15 - 1/09/15	20,000	SGD	15,560
[a]Sweden Treasury Bills,
11/19/14	17,250,000	SEK	2,336,489
12/17/14 - 3/18/15	26,760,000	SEK	3,624,570
Total Foreign Government and Agency Securities
(Cost $102,618,055)			100,180,499

	Shares
Money Market Funds (Cost $114,711,797) 49.2%
[b,c]Institutional Fiduciary Trust Money Market Portfolio	114,711,797		114,711,797
Total Investments (Cost $217,329,852) 92.1%			214,892,296
Other Assets, less Liabilities 7.9%			18,559,187
Net Assets 100.0%			$233,451,483

aThe security is traded on a discount basis with no stated coupon rate.
bNon-income producing.
cSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

12 | Annual Report

franklintempleton.com

FRANKLIN TEMPLETON GLOBAL TRUST
STATEMENT OF INVESTMENTS

Templeton Hard Currency Fund (continued)

At October 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
South Korean Won	JPHQ	Buy	3,858,368,000	$3,609,662	12/15/14	$—	$(23,818)
South Korean Won	DBAB	Buy	3,251,450,000	3,017,867	1/21/15	—	(261)
South Korean Won	DBAB	Sell	3,251,450,000	3,081,651	1/21/15	64,045	—
Polish Zloty	DBAB	Buy	7,000,000	2,228,022	1/28/15	—	(158,409)
Polish Zloty	DBAB	Sell	7,000,000	2,259,012	1/28/15	189,399	—
South Korean Won	DBAB	Buy	18,440,940,000	16,957,186	2/04/15	149,649	—
South Korean Won	DBAB	Sell	6,100,000,000	5,627,306	2/04/15	—	(31,391)
Chilean Peso	JPHQ	Buy	277,920,000	476,298	2/20/15	1,785	—
South Korean Won	JPHQ	Buy	8,828,110,000	8,105,132	3/31/15	71,332	—
Mexican Peso	DBAB	Buy	105,575,428	7,827,070	4/15/15	—	(67,581)
Mexican Peso	DBAB	Sell	18,500,000	1,354,468	4/15/15	—	(5,229)
Malaysian Ringgit	HSBC	Buy	11,586,900	3,496,982	4/16/15	—	(16,951)
Malaysian Ringgit	HSBC	Sell	4,000,000	1,216,915	4/16/15	15,548	—
South Korean Won	HSBC	Buy	39,309,200,000	37,251,078	4/16/15	—	(860,260)
Chilean Peso	DBAB	Buy	3,938,075,000	6,947,909	4/21/15	—	(208,833)
Chilean Peso	DBAB	Sell	2,550,000,000	4,274,310	4/21/15	—	(89,407)
South Korean Won	HSBC	Buy	3,800,610,000	3,662,533	6/03/15	—	(147,933)
Mexican Peso	DBAB	Buy	91,836,169	6,896,937	6/16/15	—	(173,722)
Malaysian Ringgit	DBAB	Buy	1,154,200	351,216	6/23/15	—	(5,945)
Mexican Peso	DBAB	Buy	36,456,000	2,744,664	7/17/15	—	(81,023)
Malaysian Ringgit	HSBC	Buy	39,116,100	12,042,393	7/31/15	—	(366,352)
Mexican Peso	MSCO	Buy	73,028,700	5,399,933	8/06/15	—	(70,896)
Chilean Peso	JPHQ	Buy	278,080,000	468,740	8/20/15	1,835	—
Mexican Peso	JPHQ	Buy	13,066,100	978,148	8/20/15	—	(25,536)
South Korean Won	HSBC	Buy	14,582,700,000	14,157,961	8/20/15	—	(694,246)
Malaysian Ringgit	HSBC	Buy	10,167,700	3,144,293	8/24/15	—	(113,727)
Unrealized appreciation (depreciation)						493,593	(3,141,520)
Net unrealized appreciation (depreciation)							$(2,647,927)

aMay be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page 25.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 13

FRANKLIN TEMPLETON GLOBAL TRUST

Financial Statements

Statement of Assets and Liabilities
October 31, 2014

Templeton Hard Currency Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$102,618,055
Cost - Sweep Money Fund (Note 3f)	114,711,797
Total cost of investments	$217,329,852
Value - Unaffiliated issuers	$100,180,499
Value - Sweep Money Fund (Note 3f)	114,711,797
Total value of investments	214,892,296
Foreign currency, at value (cost $21,480,025)	21,469,494
Receivables:
Capital shares sold	445,730
Interest	31,580
Due from brokers	950,000
Unrealized appreciation on forward exchange contracts	493,593
Other assets	63
Total assets	238,282,756
Liabilities:
Payables:
Capital shares redeemed	1,432,501
Management fees	126,475
Distribution fees	35,780
Transfer agent fees	64,747
Unrealized depreciation on forward exchange contracts	3,141,520
Accrued expenses and other liabilities	30,250
Total liabilities	4,831,273
Net assets, at value	$233,451,483
Net assets consist of:
Paid-in capital	$245,521,580
Undistributed net investment income (loss)	1,183,945
Net unrealized appreciation (depreciation)	(5,096,113)
Accumulated net realized gain (loss)	(8,157,929)
Net assets, at value	$233,451,483
Class A:
Net assets, at value	$173,791,866
Shares outstanding	19,370,046
Net asset value per share[a]	$8.97
Maximum offering price per share (net asset value per share ÷ 97.75%)	$9.18
Advisor Class:
Net assets, at value	$59,659,617
Shares outstanding	6,594,932
Net asset value and maximum offering price per share	$9.05

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
14 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended October 31, 2014

Templeton Hard Currency Fund

Investment income:
Interest	$1,100,552
Expenses:
Management fees (Note 3a)	1,875,439
Distribution fees: (Note 3c)
Class A	598,549
Transfer agent fees: (Note 3e)
Class A	309,793
Advisor Class	110,775
Custodian fees (Note 4)	20,596
Reports to shareholders	45,097
Registration and filing fees	56,549
Professional fees	54,164
Trustees’ fees and expenses	18,001
Other	7,925
Total expenses	3,096,888
Expenses waived/paid by affiliates (Note 3f)	(105,282)
Net expenses	2,991,606
Net investment income (loss)	(1,891,054)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(6,076,713)
Foreign currency transactions	2,645,394
Net realized gain (loss)	(3,431,319)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,073,940)
Translation of other assets and liabilities denominated in foreign currencies	(5,061,116)
Net change in unrealized appreciation (depreciation)	(8,135,056)
Net realized and unrealized gain (loss)	(11,566,375)
Net increase (decrease) in net assets resulting from operations	$(13,457,429)

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 15

FRANKLIN TEMPLETON GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Hard Currency Fund

	Year Ended October 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,891,054)	$(2,407,642)
Net realized gain (loss) from investments and foreign currency transactions	(3,431,319)	3,016,056
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(8,135,056)	(7,113,590)
Net increase (decrease) in net assets resulting from operations	(13,457,429)	(6,505,176)
Distributions to shareholders from:
Net investment income and net realized foreign currency gains:
Class A	—	(23,152)
Advisor Class	—	(9,649)
Total distributions to shareholders	—	(32,801)
Capital share transactions: (Note 2)
Class A	(81,287,291)	(107,016,352)
Advisor Class	(41,628,983)	(43,571,827)
Total capital share transactions	(122,916,274)	(150,588,179)
Net increase (decrease) in net assets	(136,373,703)	(157,126,156)
Net assets:
Beginning of year	369,825,186	526,951,342
End of year	$233,451,483	$369,825,186
Undistributed net investment income (loss) included in net assets, end of year	$1,183,945	$(5,024,968)

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN TEMPLETON GLOBAL TRUST

Notes to Financial Statements

Templeton Hard Currency Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of one fund, Templeton Hard Currency Fund (Fund). The Fund offers two classes of shares: Class A and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Effective June 30, 2014, Franklin Templeton Hard Currency Fund was renamed Templeton Hard Currency Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

franklintempleton.com

Annual Report

| 17

FRANKLIN TEMPLETON GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Hard Currency Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination.

18 | Annual Report

franklintempleton.com

FRANKLIN TEMPLETON GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Hard Currency Fund (continued)

Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counter-party under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivatives information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

franklintempleton.com

Annual Report

| 19

FRANKLIN TEMPLETON GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Hard Currency Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At October 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended October 31,
		2014		2013
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	3,669,448	$33,902,979	8,073,811	$76,192,108
Shares issued in reinvestment of distributions	—	—	2,187	21,083
Shares redeemed	(12,465,893)	(115,190,270)	(19,428,538)	(183,229,543)
Net increase (decrease)	(8,796,445)	$(81,287,291)	(11,352,540)	$(107,016,352)
Advisor Class Shares:
Shares sold	2,260,246	$21,058,032	4,345,261	$41,458,828
Shares issued in reinvestment of distributions	—	—	576	5,573
Shares redeemed	(6,723,854)	(62,687,015)	(8,974,365)	(85,036,228)
Net increase (decrease)	(4,463,608)	$(41,628,983)	(4,628,528)	$(43,571,827)

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

20 | Annual Report

franklintempleton.com

FRANKLIN TEMPLETON GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Hard Currency Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $500 million
0.600%	In excess of $500 million

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board has adopted a reimbursement distribution plan for Class A pursuant to Rule 12b-1 under the 1940 Act, under which the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.45% per year of its average daily net assets. Distribution fees are not charged on shares held by affiliates. The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board. Costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$10,214
CDSC retained	$15,905

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended October 31, 2014, the Fund paid transfer agent fees of $420,568 of which $171,088 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended October 31, 2014, there were no credits earned.

franklintempleton.com

Annual Report

| 21

FRANKLIN TEMPLETON GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Hard Currency Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$276,805
2019	63,831

Capital loss carryforwards not subject to expiration:
Short term	6,354,344
Long term	1,462,948
Total capital loss carryforwards	$8,157,928

During the year ended October 31, 2014, the Fund had expired capital loss carryforwards of $190,081.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At October 31, 2014, the Fund deferred late-year ordinary losses of $592,113.

The tax character of distributions paid during the years ended October 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$—	$32,801

At October 31, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments		$217,416,054

Unrealized appreciation		$—
Unrealized depreciation		(2,523,758)
Net unrealized appreciation (depreciation)		$(2,523,758)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

There were no purchases or sales of investments (other than short term securities) for the year ended October 31, 2014.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

22	|	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Hard Currency Fund (continued)

8. Other Derivative Information

At October 31, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and		Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location		Amount
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$493,593	forward exchange contracts		$3,141,520

For the year ended October 31, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:
					Change in
					Unrealized
Derivative Contracts				Realized	Appreciation
Not Accounted for as				Gain (Loss)	(Depreciation)
Hedging Instruments	Statement of Operations Locations			for the Year	for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency
	transactions / Net change in unrealized appreciation
	(depreciation) on translation of other assets and
	liabilities denominated in foreign currencies			$3,871,680	$(5,643,348)

At October 31, 2014, the Fund’s OTC derivative assets and liabilities, are as follows:

		Gross and Net Amounts of Assets and Liabilities
		Presented in the Statement of Assets and Liabilities
			Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts			$493,593	$3,141,520
[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At October 31, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:
		Amounts Not Offset in the
		Statement of Assets & Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets & Liabilities	Offset	Received[a,b]	Received	than zero)
Counterparty
DBAB	$403,093	$(403,093)	$—	$—	$—
HSBC	15,548	(15,548)	—	—	—
JPHQ	74,952	(49,354)	(25,598)	—	—
MSCO	—	—	—	—	—
Total	$493,593	$(467,995)	$(25,598)	$—	$—

aAt October 31, 2014, the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives. bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

franklintempleton.com

Annual Report

| 23

FRANKLIN TEMPLETON GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Hard Currency Fund (continued)

8. Other Derivative Information (continued)

At October 31, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets & Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented	Instruments	Instruments	Cash	Net Amount
	in the Statement of	Available for	Collateral	Collateral	(Not less
	Assets & Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
DBAB	$821,801	$(403,093)	$—	$(150,000)	$268,708
HSBC	2,199,469	(15,548)	—	(800,000)	1,383,921
JPHQ	49,354	(49,354)	—	—	—
MSCO	70,896	—	—	—	70,896
Total	$3,141,520	$(467,995)	$—	$(950,000)	$1,723,525

For the year ended October 31, 2014, the average month end fair value of derivatives represented 2.14% of average month end net assets. The average month end number of open derivative contracts for the year was 32.

See Note 1(c) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended October 31, 2014, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

24 | Annual Report

franklintempleton.com

FRANKLIN TEMPLETON GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Hard Currency Fund (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities	$—	$100,180,499	$—	$100,180,499
Money Market Funds	114,711,797	—	—	114,711,797
Total Investments in Securities	$114,711,797	$100,180,499	$—	$214,892,296
Other Financial Instruments
Forward Exchange Contracts	$—	$493,593	$—	$493,593

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$3,141,520	$—	$3,141,520

11. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty		Currency
DBAB	Deutsche Bank AG	AUD	Australian Dollar
HSBC	HSBC Bank PLC	CAD	Canadian Dollar
JPHQ	JP Morgan Chase & Co.	SEK	Swedish Krona
MSCO	Morgan Stanley	SGD Singapore Dollar

franklintempleton.com

Annual Report

| 25

FRANKLIN TEMPLETON GLOBAL TRUST TEMPLETON HARD CURRENCY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Hard Currency Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Hard Currency Fund (the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 19, 2014

26 | Annual Report

franklintempleton.com

FRANKLIN TEMPLETON GLOBAL TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1993	137	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	111	Avis Budget Group Inc. (car rental),
One Franklin Parkway		October 2014		Omnicom Group Inc. (advertising and
San Mateo, CA 94403-1906				marketing communications services)
and H.J. Heinz Company (processed
foods and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution)
(1977-1987).

Sam Ginn (1937)	Trustee	Since 2007	111	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
(global energy company) (1989-2009),
Hewlett-Packard Company (technology
company) (1996-2002), Safeway, Inc.
(grocery retailer) (1991-1998) and
TransAmerica Corporation (insurance
company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly, Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network)
(2012-2014); Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 2005	137	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
allied products) (1994-2013), RTI
International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

franklintempleton.com

Annual Report

| 27

FRANKLIN TEMPLETON GLOBAL TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	137	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2007	137	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	137	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
				company) (December 2014; previously
				2010-2012) and Graham Holdings
				Company (education and media
				organization) (2011-present).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	111	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

28 | Annual Report

franklintempleton.com

FRANKLIN TEMPLETON GLOBAL TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	147	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	137	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee	since June 2013

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

franklintempleton.com

Annual Report

| 29

FRANKLIN TEMPLETON GLOBAL TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) President and		Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

30 | Annual Report

franklintempleton.com

FRANKLIN TEMPLETON GLOBAL TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com	Annual Report	|	31

FRANKLIN TEMPLETON GLOBAL TRUST TEMPLETON HARD CURRENCY FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

32 | Annual Report

franklintempleton.com

Annual Report and Shareholder Letter
Templeton Hard Currency Fund
Formerly, Franklin Templeton Hard Currency Fund

FRANKLIN TEMPLETON INVESTMENTS

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.

412 A 12/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $42,398 for the fiscal year ended October 31, 2014 and $44,370 for the fiscal year ended October 31, 2013.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended October 31, 2014 and $6,930 for the fiscal year ended October 31, 2013. The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $87 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2013.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $159,649 for the fiscal year ended October 31, 2014 and $39,194 for the fiscal year ended October 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $159,736 for the fiscal year ended October 31, 2014 and $46,124 for the fiscal year ended October 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants. N/A

Item 6.  Schedule of Investments. N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON GLOBAL TRUST

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  December 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  December 26, 2014

By /s/ Gaston Gardey

Gaston Gardey

Chief Financal Officer and

Chief Accounting Officeron

Date  December 26, 2014